Tax Status	9 Months Ended
Dec. 31, 2025
EBP 000
EBP, Tax Status [Line Items]
Tax Status	Tax Status
Effective September 1, 2021, the Plan adopted a non-standardized pre-approved profit sharing plan with CODA sponsored by Fidelity Management & Research Company, an affiliate of Fidelity. Fidelity Management & Research Company obtained an opinion letter from the Internal Revenue Service dated June 30, 2020 as to the non-standardized pre-approved profit sharing plan's qualified status. The Plan administrator believes the Plan is currently designed and operated in compliance with the applicable requirements of the Code and continues to qualify and to operate as designed.

GAAP requires plan management to evaluate tax positions taken by the Plan and recognize a tax liability (or asset) if the Plan has taken an uncertain position that more likely than not would not be sustained upon examination by the Internal Revenue Service. The Plan administrator has analyzed the tax positions taken by the Plan and has concluded that as of December 31, 2025 and 2024, there were no uncertain positions taken, or expected to be taken, that would require recognition of a liability or asset or disclosure in the financial statements. The Plan is subject to routine audits by taxing jurisdictions; however, there are currently no audits for any tax periods in progress.